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                                                                   Exhibit 10(d)

                               FOURTH AMENDMENT TO
                       MITCHELL ENERGY & DEVELOPMENT CORP.
                              1991 BONUS UNIT PLAN


         This Fourth Amendment to the Mitchell Energy & Development Corp. 1991 Bonus Unit Plan (the "Plan"), authorized by the Compensation Committee of the Board of Directors of the Company, is effective as of June 25, 1997.

Article VI. "Valuation of Bonus Units", paragraph (c) shall be amended to add the following sentence:

         Notwithstanding any other provision of this Plan, if a Participant's employment with the Company is terminated as a result of the sale of The Woodlands Corporation, any outstanding Vested Bonus Units shall be automatically redeemed on the earlier of (i) three months from the date of the closing of the sale of The Woodlands Corporation, or (ii) December 3, 1997.

                                      MITCHELL ENERGY & DEVELOPMENT CORP.



                                      By:   /s/ Bernard F. Clark
                                            ----------------------------------
                                            Bernard F. Clark, Vice Chairman